SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

BOYD GAMING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

001-12882	88-0242733
(Commission File Number)	(I.R.S. Employer Identification No.)

2950 Industrial Road

Las Vegas, Nevada 89109

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On March 16, 2007, Boyd Gaming Corporation (the “Company”) called for redemption all of its 8.75% Senior Subordinated Notes due 2012 (the “Notes”) outstanding on April 16, 2007. The Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture, dated as of April 8, 2002 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Indenture is incorporated herein by reference to Exhibit 4.8 of the Company’s Registration Statement on Form S-4 that was filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2002. The Trustee will act as paying agent with respect to the redemption of the Notes.

The Notes will be redeemed at a redemption price of 104.375% of the principal amount thereof, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on April 1, 2007 to receive the interest payment due on April 15, 2007). As of March 16, 2007, there was $250 million in aggregate principal amount of the Notes outstanding. On the redemption date, the redemption price will become due and payable upon each of the outstanding Notes. Pursuant to the terms of the Indenture, interest on the Notes will cease to accrue on and after the redemption date, and the only remaining right that holders of Notes will have is to receive payment of the redemption price upon surrender of the Notes to the paying agent.

A press release issued by the Company announcing that it has called the redemption of the Notes is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated March 16, 2007.

***

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include information regarding the Company’s expectations, goals or intentions regarding the future, including but not limited to statements regarding the Company’s redemption of its 8.75% Senior Subordinated Notes due 2012. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s Form 10-K for the fiscal year ended December 31, 2006 on file with the SEC, and in its other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: March 16, 2007	/S/ Paul J. Chakmak
Paul J. Chakmak Executive Vice President, Chief Financial Officer and Treasurer

3

Index to Exhibits

Exhibit	Description
99.1	Press release, dated March 16, 2007

4